                                                                    EXHIBIT 99.5

                               AGREEMENT REGARDING
                           RELATED LEASE TRANSACTIONS

             MEDITRUST ACQUISITION CORPORATION III/ALS LEASING, INC.
                       ($150,000,000 MEDITRUST INVESTMENT)

         THIS AGREEMENT is made as of the 21st day of November, 1997 by and among (I) ALS LEASING, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Lessee"); (II) ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("ALS"); and (III) MEDITRUST ACQUISITION CORPORATION III, a Delaware corporation, having its principal place of business at c/o Meditrust Mortgage Investments, Inc., 197 First Avenue, Needham Heights, Massachusetts 02194 ("Meditrust").

                              W I T N E S S E T H:

         WHEREAS, ALS is in the business of operating assisted living facilities;

         WHEREAS, Meditrust is in the business of providing for the acquisition, development and operation of such facilities;

         WHEREAS, in connection with transactions between ALS and Meditrust which have been consummated concurrently with the effectiveness of this Agreement and also in connection with transactions between ALS or its Affiliates (hereinafter defined) and Meditrust or its Affiliates which are contemplated to occur in the future, ALS, for itself and its Affiliates, and Meditrust, for itself and its Affiliates, desire to establish certain arrangements to govern the relationship of present and future transactions between them, including, without limitation, the following, all as more particularly set forth in the operative provisions of this Agreement:

         (A) the requirement that particular rights available to ALS with respect to different facilities be exercised simultaneously with each other;

         (B) the cross-defaulting of all transactions between ALS and its Affiliates and Meditrust and its Affiliates;

         (C) the reduction of cash collateral held by Meditrust in the event certain transactions with ALS and its Affiliates satisfy specified financial tests;

         (D) the cross collateralization of any security given to any of the Meditrust Parties (hereinafter defined) by any of the ALS Parties (hereinafter defined) for performance of Lessee's obligations under the respective Acquisition Facility Leases (hereinafter defined);

         (E) the combination of the results of certain financial tests with respect to the performance of various facilities for purposes of ascertaining their compliance with Meditrust's or its Affiliates' expectations of financial performance;

         (F) the joining of Affiliates of ALS and of Meditrust in the agreements reflected herein upon the occurrence of future transactions; and

         (G)      the other matters as are hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto act and agree as follows:

1. DEFINITIONS. All capitalized terms used herein not expressly defined herein shall have the same meanings ascribed to such terms in the Acquisition Facility Leases. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings and shall include the plural and the singular:

         (A) ACQUISITION FACILITY: A Group One Acquisition Facility, a Group Two Acquisition Facility or a Group Three Acquisition Facility, as the context permits.

         (B) ACQUISITION FACILITY LEASE: A Group One Acquisition Facility Lease, a Group Two Acquisition Facility Lease or a Group Three Acquisition Facility Lease, as the context permits.

         (C) ACQUISITION GROUP: The ALS Parties which are parties to the Group One Acquisition Transaction Documents (other than this Agreement), the Group Two Acquisition Transaction Documents (other than this Agreement) or the Group Three Acquisition Transaction Documents (other than this Agreement), as the case may be.

         (D) AFFILIATE: With respect to any Person (I) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (II) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person or (III) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person (excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person), whether now or hereafter existing. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

         (E) AGGREGATE MEDITRUST INVESTMENTS: The sum total of the Meditrust Investments (as such term is defined in the applicable Acquisition Facility Leases).

         (F) AGGREGATE NET FAIR MARKET VALUE: The sum of the Fair Market Value of the Leased Property minus the Fair Market Added Value (as such terms are defined in the applicable Acquisition Facility Leases) under all of the applicable Acquisition Facility Leases.

         (G) ALS PARTIES: ALS, the Lessee and any other of ALS' Affiliates.

         (H) FISCAL QUARTER: As defined in the applicable Acquisition Facility Lease.

         (I) GROUP ONE ACQUISITION FACILITIES: Those Acquisition Facilities having an Original Meditrust Investment in the aggregate total of approximately FIFTY MILLION DOLLARS ($50,000,000), as listed on EXHIBIT A attached hereto, as such Exhibit may be amended or modified from time to time in order to reflect the addition of new facilities or the removal of one or more facilities.

         (J) GROUP ONE ACQUISITION FACILITY LEASES: The Acquisition Facility Leases in effect from time to time in connection with the Group One Acquisition Facilities, as any such Lease may be modified and amended from time to time.

         (K) GROUP ONE ACQUISITION GROUP: The ALS Parties which are parties to the Group One Acquisition Transaction Documents (other than this Agreement).

         (L) GROUP ONE ACQUISITION TRANSACTION DOCUMENTS: The documents now or hereafter entered into by and between ALS Parties and Meditrust Parties in connection with the Group One Acquisition Facilities, as any such document may be modified and amended from time to time, including, without limitation, the Group One Acquisition Facility Leases and the "Lease Documents" referenced therein.

         (M) GROUP TWO ACQUISITION FACILITIES: Those Acquisition Facilities, having an Original Meditrust Investment in the aggregate total of approximately FIFTY MILLION DOLLARS ($50,000,000), as listed on EXHIBIT B attached hereto, as such Exhibit may be amended or modified from time to time in order to reflect the addition of new facilities or the removal of one or more facilities.

         (N) GROUP TWO ACQUISITION FACILITY LEASES: The Acquisition Facility Leases entered into now or in the future in connection with the Group Two Acquisition Facilities, as any such Lease may be modified and amended from time to time.

         (O) GROUP TWO ACQUISITION GROUP: The ALS Parties which are parties to the Group Two Acquisition Transaction Documents (other than this Agreement).

         (P) GROUP TWO ACQUISITION TRANSACTION DOCUMENTS: The documents hereafter entered into by and between ALS Parties and Meditrust Parties in connection with the Group Two Acquisition Facilities, as the same may be modified and amended from time to time, including, without limitation, the Group Two Acquisition Facility Leases and the "Lease Documents" referenced therein.

         (Q) GROUP THREE ACQUISITION FACILITIES: Those Acquisition Facilities having an Original Meditrust Investment in the aggregate total of approximately FIFTY MILLION DOLLARS ($50,000,000), as listed on EXHIBIT C attached hereto, as such Exhibit may be amended or modified from time to time in order to reflect the addition of new facilities or the removal of one or more facilities.

         (R) GROUP THREE ACQUISITION FACILITY LEASES: The Acquisition Facility Leases in effect from time to time in connection with the Group Three Acquisition Facilities, as any such Lease may be modified and amended from time to time.

         (S) GROUP THREE ACQUISITION GROUP: The ALS parties which are parties to the Group Three Acquisition Transaction Documents (other than this Agreement).

         (T) GROUP THREE ACQUISITION TRANSACTION DOCUMENTS: The documents now or hereafter entered into by and between ALS Parties and Meditrust Parties in connection with the Group Three Acquisition Facilities, as any such document may be modified and amended from time to time, including, without limitation, the Group Three Acquisition Facility Leases and the "Lease Documents" referenced therein.

         (U) MEDITRUST PARTIES: Meditrust and its Affiliates.

         (V) MEDITRUST/ALS FACILITIES: The facilities listed on EXHIBIT D attached hereto, as the same may be amended or modified from time to time in order to reflect the addition of new facilities or the removal of one or more facilities.

         (W) MEDITRUST/ALS TRANSACTION DOCUMENTS: The documents now or hereafter entered into by and between ALS Parties and Meditrust Parties in connection with any transaction now or hereafter consummated between such parties regarding any of the Meditrust/ALS Facilities, as any such Document may be amended or modified from time to time, including, without limitation, the Group One Acquisition Transaction Documents, the Group Two Acquisition Transaction Documents, and the Group Three Acquisition Transaction Documents.


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

         (X) ORIGINAL MEDITRUST INVESTMENT: The Meditrust Investment paid by a Meditrust Party pursuant to an Acquisition Facility Lease at the time of Closing (as such term is defined in the applicable Acquisition Facility Lease).

         (Y) PERSON: Any individual, corporation, general partnership, limited partnership, joint venture, limited liability company, stock company or association, company, bank, trust, trust company, land trust, business trust, unincorporated organization, unincorporated association, Governmental Authority or other entity of any kind or nature.

         (Z) RENT COVERAGE RATIO: As defined in the applicable Acquisition Facility Lease.

         (AA) TERM: As defined in the applicable Acquisition Facility Lease.

         2. PROVISIONS OF AGREEMENT PARAMOUNT. In the event and to the extent any provision of a Meditrust/ALS Transaction Document is inconsistent or in conflict with a provision of this Agreement, the provision of this Agreement shall be considered paramount.

         3. EXTENSION OPTION RIGHTS. No member of the Group One Acquisition Group shall exercise the extension option right provided in Section 1.3 of any Group One Acquisition Facility Lease, unless each and every other member of the Group One Acquisition Group shall have the right to exercise, and shall have in fact duly exercised, the same right under each Group One Acquisition Facility Lease. No member of the Group Two Acquisition Group shall exercise the extension option right provided in Section 1.3 of any Group Two Acquisition Facility Lease, unless each and every other member of the Group Two Acquisition Group shall have the right to exercise, and shall have in fact duly exercised, the same right under each Group Two Acquisition Facility Lease. No member of the Group Three Acquisition Group shall exercise the extension option right provided in Section 1.3 of any Group Three Acquisition Facility Lease, unless each and every other member of the Group Three Acquisition Group shall have the right to exercise, and shall have in fact duly exercised, the same right under each Group Three Acquisition Facility Lease.

         4. [INTENTIONALLY OMITTED]

         5. LEASE MODIFICATION AND AMENDMENT. None of the terms or provisions of any Group One Acquisition Facility Lease or of any of the "Lease Documents" referenced therein shall be modified or amended unless each and every other Group One Acquisition Facility Lease and/or each and every other corresponding "Lease Document" referenced therein, as applicable, shall be modified or amended in a similar manner except to the extent any such modification or amendment pertains only to the real estate comprising a part of the Group One Acquisition Facility in which case a modification or amendment of every other such Group One Acquisition Facility Lease shall not be required. None of the terms or provisions of any Group Two Acquisition Facility Lease or of any of the "Lease Documents" referenced therein shall be modified or amended, unless each and every other Group Two Acquisition Facility Lease and/or each and every other corresponding "Lease Document" referenced therein, as applicable, shall be modified or amended in a similar manner except to the extent any such modification or amendment pertains only to the real estate comprising a part of the Group Two Acquisition Facility in which case a modification or amendment of every other such Group Two Acquisition Facility Lease shall not be required. None of the terms or provisions of any Group Three Acquisition Facility Lease or of any of the "Lease Documents" referenced therein shall be modified or amended unless each and every other Group Three Acquisition Facility Lease and/or each and every other corresponding "Lease Document" referenced therein, as applicable, shall be modified or amended in a similar manner except to the extent any such modification or amendment pertains only to the real estate comprising a part of the Group Three Acquisition Facility in which case a modification or amendment of every other such Group Three Acquisition Facility Lease shall not be required.

         6. CROSS-DEFAULT. The ALS Parties covenant and agree that an Event of Default (as defined in each applicable Meditrust/ALS Transaction Document) on the part of an ALS Party under any Meditrust/ALS Transaction Document which remains uncured beyond applicable grace periods contained in such Meditrust/ALS Transaction Document shall be deemed an Event of Default under all other Meditrust/ALS Transaction Documents without the benefit of any notice or grace periods contained in such other Meditrust/ALS Transaction Documents and without regard to whether such other Meditrust/ALS Transaction Documents relate to the same Meditrust/ALS Facility and each Meditrust Party shall have the benefit of any and all of the rights and remedies granted by any of the Meditrust/ALS Transaction Documents in the event of a default thereunder in connection with such an Event of Default.

         7. CROSS-COLLATERALIZATION. Each of the ALS Parties covenants and agrees that any and all security or collateral granted by any of the ALS Parties to any of the Meditrust Parties as security for performance of the Lessee's obligations under any of the respective Meditrust/ALS Transaction Documents shall constitute security and collateral for the performance of the Lessee's obligations under each and every one of the Meditrust/ALS Transaction Documents whether or not the particular security instrument granting such security or collateral specifically states as much. Accordingly, upon the occurrence of any Event of Default, the Meditrust Parties shall have recourse to all such collateral and security for application as the Meditrust Parties see fit to the respective Lessee obligations under the various Meditrust/ALS Transaction Documents. Notwithstanding anything to the contrary in this Agreement, there shall be no cross-collateralization with any Minnesota security, collateral, indebtedness and obligations with any other security, collateral, indebtedness and/or obligations.

         8. RENT COVERAGE RATIO. The ALS Parties covenant and agree that, throughout the Term and as long as the Lessee is in possession of any Acquisition Facility in a particular Acquisition Group, (a) the Group One Acquisition Facilities shall achieve an aggregate Rent Coverage Ratio equal to or greater than 1.2 to 1 for each Fiscal Year, (b) the Group Two Acquisition Facilities shall achieve an aggregate Rent Coverage Ratio equal to or greater than 1.2 to 1 for each Fiscal Year, and (c) the Group Three Acquisition Facilities shall achieve an aggregate Rent Coverage Ratio equal to or greater than 1.2 to 1 for each Fiscal Year. Within ninety (90) days after the end of each Fiscal Year, the Lessee shall furnish to the Lessor an express written calculation showing the


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

compliance or non-compliance, as the case may be, with the aforementioned Rent Coverage Ratio in substantially the same form as the schedule attached as EXHIBIT E. For the purposes of this Section 8 only, the term "Group One Acquisition Facilities" shall include a given Group One Acquisition Facility as soon as the second anniversary date of the opening of such Facility has been reached.

         9. CASH COLLATERAL REDUCTION. If, after the third (3rd) anniversary of the Commencement Date of the first Acquisition Facility Lease to go into effect in a particular Group of Acquisition Facilities (i.e., Group One Acquisition Facilities, Group Two Acquisition Facilities, etc.), the Acquisition Facilities constituting such Group of Acquisition Facilities achieve an aggregate Rent Coverage Ratio of not less than 1.3 to 1 for four (4) consecutive Fiscal Quarters, and provided that no Event of Default, or fact or circumstance which with the passage of time or giving of notice or both would constitute an Event of Default, exists hereunder or under any of the Meditrust/ALS Transaction Documents, the Cash Collateral (as defined in the applicable Acquisition Facility Leases) under each such Acquisition Facility Lease in such Group of Acquisition Facilities shall be returned by the applicable Meditrust Party to the applicable ALS Party. Notwithstanding the foregoing, if at any time and from time to time during the Terms of the applicable Acquisition Facility Leases and after the return of the Cash Collateral (pursuant to the conditions set forth in the preceding sentence), the aggregate Rent Coverage Ratio of the Facilities constituting a Group of Acquisition Facilities shall be less than 1.3 to 1 for any one (1) Fiscal Quarter, the applicable ALS Party shall deliver to the applicable Meditrust Party, within thirty (30) days after the expiration of such Fiscal Quarter, cash in an amount which equals the Stated Amount to be held by the applicable Meditrust Party as Cash Collateral under the applicable Acquisition Facility Leases in the applicable Group of Acquisition Facilities. Upon the replenishment of the Cash Collateral in the Stated Amount as described in the preceding sentence, and notwithstanding any subsequent achievement of an aggregate Rent Coverage Ratio of not less than 1.3 to 1 for four (4) consecutive Fiscal Quarters, the Cash Collateral shall not be subject to further return. The applicable ALS Party shall pay all costs and expenses incurred by the applicable Meditrust Parties in connection with any return and/or replenishment in the amount of the Cash Collateral, pursuant to the terms of this Section 9.

         10. AMENDMENTS. The ALS Parties and the Meditrust Parties anticipate that some or all of them will engage in financing or lease transactions in the future ("Future Related Transactions"). The ALS Parties and the Meditrust Parties acknowledge and agree that the parties to the Future Related Transactions are to become parties to this Agreement and the documents and facilities which relate to the Future Related Transactions shall be treated as Group One Acquisition Transaction Documents, Group Two Acquisition Transaction Documents, Group Three Acquisition Transaction Documents and/or Meditrust/ALS Transaction Documents, as the case may be, and as Group One Acquisition Facilities, Group Two Acquisition Facilities, Group Three Acquisition Facilities and/or Meditrust/ALS Facilities, as the case may be. From time to time upon the occurrence of a Future Related Transaction, the ALS Parties and the Meditrust Parties agree that they shall enter into amendments of this Agreement and the exhibits hereto which will reflect the foregoing.


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

         11. NOTICE. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when so personally delivered, three (3) business days following the date postmarked or the next business day when placed in the possession of such mail delivery service and addressed as follows:

If to the
ALS Parties:               c/o Alternative Living Services, Inc.
                           450 North Sunnyslope Road, Suite 300
                           Brookfield, WI  53005
                           Attn:  William F. Lasky, President

With a copy to:            Rogers & Hardin
                           Peachtree Center
                           229 Peachtree Street, N.E., 2700 International Tower
                           Atlanta, GA  30303
                           Attn:  Miriam J. Dent, Esq.

If to the
Meditrust Parties:         c/o Meditrust Mortgage Investments, Inc.
                           197 First Avenue
                           Needham Heights, Massachusetts 02194
                           Attn:  President

With copies to:            Meditrust Mortgage Investments Inc.
                           197 First Avenue
                           Needham Heights, Massachusetts 02194
                           Attn:  General Counsel

         and               Choate, Hall & Stewart
                           Exchange Place
                           53 State Street
                           Boston, MA  02109
                           Attn:  Frank Giso III, Esq.

or such other address as the ALS Parties or the Meditrust Parties shall hereinafter from time to time designate by a written notice to the others given in such manner. Any notice given to any of the ALS Parties by any of the Meditrust Parties at any time shall not imply that such notice or any further or similar notice was or is required.

         12. GOVERNING LAW. This Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         Each of the parties constituting the ALS Parties hereby consents to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Agreement or any of the other Meditrust/ALS Transaction Documents and expressly waives any and all objections such party may have as to venue in any of such courts.

         13. GENERAL PROVISIONS. The provisions set forth in Article 23 and Sections 2.2, 16.8, 16.9, 16.10, 24.3 through 24.10, inclusive, and 24.12 of the respective Acquisition Facility Leases are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Agreement as if set forth herein in full.

         The ALS Parties waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein or in the Meditrust/ALS Documents.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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




         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year above written.

WITNESSES:                          LESSEE:

                                    ALS LEASING, INC.

                                    By: /s/
-------------------------------         -------------------------------------
Name:                                   David M. Boitano, its Vice President


-------------------------------
Name:

WITNESSES:                          MEDITRUST:

                                    MEDITRUST ACQUISITION CORPORATION III

                                     By: /s/
-----------------------                 ----------------------------------------
Name:                                   Name:  Michael S. Benjamin
                                        Title: Senior Vice President


-------------------------------
Name:

                               JOINDER AND CONSENT

         Alternative Living Services, Inc., being a guarantor of the various obligations of ALS Leasing, Inc. under guaranties delivered to the Meditrust Parties in connection with the Meditrust/ALS Transaction Documents, hereby (A) joins in this Agreement and consents to the provisions hereof, (B) except as required in the Lease Documents, waives protest, notice of nonpayment, notice of dishonor, protest of any dishonor, suretyship defenses, notice of protest and protest of this Agreement and all other notices in connection with (I) the delivery or the acceptance of this Agreement and any amendment hereto and any reliance thereon and/or (II) the performance, default or enforcement of any obligation under this Agreement, (C) waives notice of, or any right to consent to, any modification or amendment of this Agreement and (D) agrees that this joinder and consent shall be deemed to be a joinder and consent to this Agreement as the same may be modified and amended from time to time.

         EXECUTED under seal as of November 21, 1997.

WITNESS:                            ALTERNATIVE LIVING SERVICES, INC.

                                    By: /s/ David M. Boitano
-------------------------------         ------------------------------------
Name:                                   David M. Boitano, its Vice President


-------------------------------
Name:


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



                                    EXHIBIT A

                        GROUP ONE ACQUISITION FACILITIES

1.       WovenHearts of Faribault
         935 Spring Road
         Faribault, Rice County, MN  55021

2.       WovenHearts of Mankato
         100 Teton Lane
         Mankato, Blue Earth County, MN  56001

3.       WovenHearts of Owatonna
         334 Cedardale Drive, S.E.
         Owatonna, Steele County, MN  55060

4.       WovenHearts of Sauk Rapids
         1325 Summit Avenue
         Sauk Rapids, Benton County, MN  56379

5.       WovenHearts of Willmar
         1501 19th Avenue, S.W.
         Willmar, Kandiyohi County, MN  56201

6.       WovenHearts of Winona
         835 East Belleview Street
         Winona, Winona County, MN  55987

7.       WovenHearts of Eau Claire
         659 West Hamilton Avenue
         Eau Claire, Eau Claire County, WI  54701

8.       WovenHearts of Manitowoc
         5005 Vista Road
         Manitowoc, Manitowoc County, WI  54220

9.       WovenHearts of Middleton
         6916 Century Lane
         Middleton, Dane County, WI  53562

10.      WovenHearts of Neenah
         2330 Bruce Street
         Neenah, Winnebago County, WI  54956

11.      WovenHearts of Oshkosh
         190 Lake Pointe Drive
         Oshkosh, Winnebago County, WI  54901

12.      WovenHearts of Sun Prairie
         650 Broadway Drive
         Sun Prairie, Dane County, WI  53590

13.      Clare Bridge of Jacksonville
         10050 St. Augustine Road
         Jacksonville, Duval County, FL  32257

14.      Wynwood of Lansing
         5346 Marsh Road
         Haslett, Ingham County, MI  48840

15.      Clare Bridge of Charlotte
         11240 Ballantyne Trace Court
         Charlotte, Mecklenburg County, NC  28277

16.      Wynwood of Charlotte
         11230 Ballantyne Trace Court
         Charlotte, Mecklenburg County, NC  28277

17.      Clare Bridge of Greensboro
         3898 North Elm Street
         Greensboro, Guilford County, NC  27455

18.      Wynwood of Greensboro
         3896 North Elm Street
         Greensboro, Guilford County, NC  27455

19.      Clare Bridge of Charleston
         1010 Anna Knapp Blvd.
         Mt. Pleasant, Charleston County, SC  29464

20.      Clare Bridge of Columbia
         990 Columbia Avenue
         Irmo, Lexington & Richland Counties, SC  29063

              [TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]

                                    EXHIBIT B

                        GROUP TWO ACQUISITION FACILITIES

              [TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]

                                    EXHIBIT C

                       GROUP THREE ACQUISITION FACILITIES

              [TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]

                                    EXHIBIT D

                            MEDITRUST/ALS FACILITIES

                                     KANSAS

1.       Sterling House of Wichita, Wichita, Kansas
2.       Sterling House of Derby, Derby, Kansas
3.       Sterling House of Wellington, Wellington, Kansas
4.       Sterling House of Hays, Hays, Kansas
5.       Sterling House of Abilene II, Abilene, Kansas

                                    OKLAHOMA

6.       Sterling House of Bethany, Bethany, Oklahoma
7.       Sterling House of Bartlesville II, Bartlesville, Oklahoma

                                     FLORIDA

8.       Sterling House of Tequesta, Tequesta, Florida
9.       Sterling House of West Melbourne, West Melbourne, Florida
10.      Sterling House of Stuart, Stuart, Florida
11.      Sterling House of Vero Beach, Vero Beach, Florida
12.      Sterling House of Leesburg, Leesburg, Florida
13.      Sterling House of Port Orange, Port Orange, Florida
14.      Sterling House of Ocala, Ocala, Florida
15.      Sterling House of Deland, Deland, Florida
16.      Sterling House of Ormond Beach, Ormond Beach, Florida
17.      Sterling House of West Melbourne II, West Melbourne, Florida
18.      Clare Bridge of Fort Myers, Fort Myers, Florida
19.      Clare Bridge of Tampa, Tampa, Florida
20.      Clare Bridge of Jacksonville, Jacksonville, Florida

                                      TEXAS

21.      Sterling House of Temple, Temple, Texas
22.      Sterling House of Carrollton, Carrollton, Texas
23.      Sterling House of Kerrville, Kerrville, Texas
24.      Sterling House of San Antonio-Whitby Road, San Antonio, Texas
25.      Sterling House of New Braunfels, New Braunfels, Texas
26.      Sterling House of Lancaster, Lancaster, Texas

                                      OHIO

27.      Sterling House of Bowling Green, Bowling Green, Ohio

                                    WISCONSIN

28.      WovenHearts of Brown Deer, Brown Deer, Wisconsin
29.      WovenHearts of Sussex, Sussex, Wisconsin
30.      WovenHearts of Onalaska, Onalaska, Wisconsin
31.      WovenHearts of Menomonie, Menomonie, Wisconsin
32.      WovenHearts of New Richmond, New Richmond, Wisconsin
33.      WovenHearts of Wisconsin Rapids, Wisconsin Rapids, Wisconsin
34.      WovenHearts of Plymouth, Plymouth, Wisconsin
35.      The Evergreens, Plover, Wisconsin
36.      The Evergreens South, Plover, Wisconsin
37.      StoneCroft Manor, Medford, Wisconsin
38.      The Pines, Wausau, Wisconsin
39.      The Pines North, Wausau, Wisconsin
40.      The Oaks, Wisconsin Rapids, Wisconsin
41.      WovenHearts of Eau Claire, Eau Claire, Wisconsin
42.      WovenHearts of Manitowoc, Manitowoc, Wisconsin
43.      WovenHearts of Middleton, Middleton, Wisconsin
44.      WovenHearts of Neenah, Neenah, Wisconsin
45.      WovenHearts of Oshkosh, Oshkosh, Wisconsin
46.      WovenHearts of Sun Prairie, Sun Prairie, Wisconsin

                                    MICHIGAN

47.      Hamilton House of Farmington Hills I, Farmington Hills, Michigan
48.      Hamilton House of Farmington Hills II, Farmington Hills, Michigan
49.      Hamilton House of Ann Arbor, Ann Arbor, Michigan
50.      Hamilton House of Utica, Utica, Michigan
51.      Wynwood of Lansing, Lansing, Michigan

                                  PENNSYLVANIA

52.      Northampton Manor, Richboro, Pennsylvania
53.      Clare Bridge of Lower Makefield, Yardley, Pennsylvania
54. Clare Bridge of Montgomery and Wynwood of Montgomery, North Wales, Pennsylvania

                                    NEW YORK

55.      Liberty Commons, Manlius, New York

                                    MINNESOTA

56.      WovenHearts of Faribault, Faribault, Minnesota
57.      WovenHearts of Mankato, Mankato, Minnesota
58.      WovenHearts of Owatonna, Owatonna, Minnesota
59.      WovenHearts of Sauk Rapids, Sauk Rapids, Minnesota
60.      WovenHearts of Willmar, Willmar, Minnesota

61.      WovenHearts of Winona, Winona, Minnesota

                                 NORTH CAROLINA

62.      Clare Bridge of Charlotte, Charlotte, North Carolina
63.      Wynwood of Charlotte, Charlotte, North Carolina
64.      Clare Bridge of Greensboro, Greensboro, North Carolina
65.      Wynwood of Greensboro, Greensboro, North Carolina

                                 SOUTH CAROLINA

66.      Clare Bridge of Charleston, Mt. Pleasant, South Carolina
67.      Clare Bridge of Columbia, Irmo, South Carolina

              [TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]

                                    EXHIBIT E

                         RENT COVERAGE RATIO CALCULATION

                                    EXHIBIT F

                                    EXHIBIT A
                                       TO
                      THE ENVIRONMENTAL INDEMNITY AGREEMENT

                      Environmental Site Assessment Reports

1. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates Inc. respecting the property known as WovenHearts of Faribault and located at 935 Spring Road, Faribault, Minnesota (Project No. 5E-9709006).

2. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Mankato and located at 100 Teton Lane, Mankato, Minnesota (Project No. 5E-9709007).

3. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Owatonna and located at 334 Cedardale Drive, Owatonna, Minnesota (Project No. 5E-9709009).

4. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Sauk Rapids and located at 1325 North Summit Avenue, Sauk Rapids, Minnesota (Project No. 1E-9709058).

5. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Willmar and located at 1501 19th Avenue Southwest, Willmar, Minnesota (Project No. 1E-9709063).

6. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Winona located at 835 East Bellview Street, Winona, Minnesota (Project No. 5E-9709010).

7. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Eau Claire and located at 733 West Hamilton Avenue, Eau Claire, Wisconsin (Project No. 1E-9709059).

8. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Manitowoc and located at 5005 Vista Road, Manitowoc, Wisconsin (Project No. 1E-9709060).

9. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Middleton and located at 6916 Century Avenue, Middleton, Wisconsin (Project No. 5E-9709008).

10. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Neenah and located at 2330 Bruce Street, Neenah, Wisconsin (Project No. 1E-9709061).

11. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Oshkosh and located at 190 Lake Pointe Drive, Oshkosh, Wisconsin (Project No. 1E-9709062).

12. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as WovenHearts of Sun Prairie and located at 650 Broadway Drive, Sun Prairie, Wisconsin (Project No. 5E-9709011).

13. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as Clare Bridge of Jacksonville and located at 10050 Old St. Augustine Road, Jacksonville, Florida (Project No. 3E-9709018).

14. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as Wynwood of Lansing and located at 5346 Marsh Road, Lansing (Haslett), Michigan (Project No. 3E-9709064).

15. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the properties known as Clare Bridge of Charlotte and Wynwood of Charlotte and located, respectively, at 11240 and 11230 Ballantyne Trace Court, Charlotte, North Carolina (Project No. 3E-9709016).

16. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the properties known as Clare Bridge of Greensboro and Wynwood of Greensboro and located, respectively, at 3898 and 3896 North Elm Street, Greensboro, North Carolina (Project No. 3E-9709019).

17. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as Clare Bridge of Charleston and located at 1010 Anna Knapp Boulevard, Mount Pleasant, South Carolina (Project No. 3E-9709015).

18. Phase I Environmental Site Assessment dated November 11, 1997 prepared by Giles Engineering Associates, Inc. respecting the property known as Clare Bridge of Columbia and located at 990 Columbia Avenue, Irmo, South Carolina (Project No. 3E- 9709017).

[TO BE AMENDED FROM TIME TO TIME AS ADDITIONAL ASSISTED LIVING FACILITIES ARE ADDED TO EXHIBITS A, B OR C OF THE AGREEMENT REGARDING RELATED LEASE TRANSACTIONS]

                                    EXHIBIT G

                                    EXHIBIT B
                                       TO
                      THE ENVIRONMENTAL INDEMNITY AGREEMENT

1. With respect to the Leased Property located in Florida, Chapters 376 and 403, Florida Statutes.

2. With respect to the Leased Property located in Michigan, the Michigan Hazardous Waste Management Act, Act. No. 64 of the Michigan Public Acts of 1979, as amended (MCLA 299.501, et seq.) and the Michigan Natural Resources and Environmental Protection Act (MCLA 324.20101, et seq.), as amended.

3. With respect to the Leased Property located in Minnesota, Minnesota Statutes Section 115B.01-115B.24 and Minnesota Statutes Chapter 115C.

4. With respect to the Leased Property located in North Carolina, the Oil Pollution and Hazardous Substances Control Act, N.C. Gen. Stat. ss.143-215.75 et seq. and the Inactive Hazardous Sites Response Act, N.C. Gen. Stat. ss.130A-310 et seq.

5. With respect to the Leased Property located in South Carolina, Title 48 and Title 44 of the South Carolina Code of Laws (1976) as amended.

6. With respect to the Leased Property located in Wisconsin, Chapter 144, Wisconsin Statutes (1993-94).

[TO BE AMENDED FROM TIME TO TIME AS ADDITIONAL ASSISTED LIVING FACILITIES ARE ADDED TO EXHIBITS A, B, OR C OF THE AGREEMENT REGARDING RELATED LEASE TRANSACTIONS]

                                    EXHIBIT H

                                   SCHEDULE A
                                       TO
                  THE AFFILIATED PARTY SUBORDINATION AGREEMENT

                                LIST OF MANAGERS

[TO BE SUPPLEMENTED FROM TIME TO TIME TO REFLECT THE ADDITION OF NEW PARTIES TO THE AFFILIATED PARTY SUBORDINATION AGREEMENT]

                                    EXHIBIT I

                                   SCHEDULE B
                                       TO
                  THE AFFILIATED PARTY SUBORDINATION AGREEMENT

                               LIST OF SUBLESSEES

[TO BE SUPPLEMENTED FROM TIME TO TIME TO REFLECT THE ADDITION OF NEW PARTIES TO THE AFFILIATED PARTY SUBORDINATION AGREEMENT]